UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 5, 2012

KINGSWAY FINANCIAL SERVICES INC.
(Exact Name of Registrant as Specified in Its Charter)

Ontario, Canada (State or Other Jurisdiction of Incorporation)	001-15204 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

45 St. Clair West, Suite 400, Toronto, Ontario, Canada M4V 1K9
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code: (416) 848-1171

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Annual and Special Meeting of Shareholders (the “Annual Meeting”) of Kingsway Financial Services Inc. (the “Company”) was held on May 31, 2012. The Company's shareholders voted on the following three proposals at the Annual Meeting.

Proposal One:

The shareholders voted to re-elect Gregory P. Hannon, Terence M. Kavanagh, Spencer L. Schneider and Joseph Stilwell as directors. The votes for each were as follows:

Director	For	Withheld	Non-Vote
Gregory P. Hannon	19,111,577	258,444	12,203,848
Terence M. Kavanagh	19,112,177	257,844	12,203,848
Spencer L. Schneider	18,989,649	380,372	12,203,848
Joseph Stilwell	19,199,289	170,732	12,203,848

Proposal Two:

The Company's shareholders ratified the appointment of BDO USA, LLP as the Company's independent registered public accounting firm. The votes were cast as follows:

For	Withheld	Against
31,491,786	82,035	—

Proposal Three:

The Company's shareholders approved a Special Resolution authorizing the Board to file an amendment to the Company's articles of incorporation, if and when the Board shall deem appropriate to do so, but in any event no later than the close of business on August 1, 2012, to consolidate the total number of issued and outstanding common shares of the Company on the basis of a consolidation ratio to be determined in the sole and absolute discretion of the Board, but not to be less than one (1) post-consolidation share for every two (2) pre-consolidation shares issued and outstanding and not to exceed one (1) post-consolidation share for every five (5) pre-consolidation shares issued and outstanding.

For	Withheld	Against
31,128,262	110,746	326,612

Proposal Four:

The Company's shareholders approved, on a non-binding advisory basis, the overall compensation of the Company's named executive officers as disclosed in the Company's Management Information Circular and Proxy Statement for the 2012 Annual and Special Meeting of Shareholders (Say-on-Pay Vote). The votes were cast as follows:

For	Withheld	Against
19,006,547	32,450	331,024

Proposal Five:

The Company's shareholders approved, on a non-binding advisory basis, the frequency of future annual advisory votes on the compensation of the named executive officers of the Company (Say-on-Frequency Vote). The votes were cast as follows:

Annual	2 Years	3 Years	Abstain	Non-Vote
19,258,410	45,820	19,132	37,672	12,212,835

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits
News Release Dated June 5, 2012 - Kingsway Receives Shareholder Approval for Share Consolidation

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGSWAY FINANCIAL SERVICES INC.

June 5, 2012	By:	/s/ Larry G. Swets, Jr.
Larry G. Swets, Jr.
President and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	News Release Dated June 5, 2012 - Kingsway Receives Shareholder Approval for Share Consolidation